Evergreen

EVERGREEN VARIABLE ANNUITY FUND

Semiannual Report
as of June 30, 2002

Evergreen Investments[SM]
MUTUAL FUNDS

Evergreen VA Fund - Semiannual Report as of June 30, 2002

INVESTMENTS THAT STAND THE TEST OF TIME

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With $218 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of June 30, 2002

Letter to Shareholders
August 2002

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer

Dear Evergreen Shareholders,

We are pleased to provide the semiannual report for the Evergreen VA Fund, which covers the six-month period ended June 30, 2002.

After experiencing mixed performance for the first three months of the period, the U.S. equities markets renewed their struggles during the final three months. Concerns over a slowdown in growth and the legitimacy of earnings were compounded by worries over terrorism and corporate credibility. As a result of these events, investor pessimism grew, and market valuations fell in the first half of the year. Leading the declines for the major market indexes was the Nasdaq Composite, which fell 25%. Following the Nasdaq in the pullback was the Standard & Poor’s 500 Index (S&P 500), which lost 14% of its value, and the Dow Jones Industrial Average, down 8% through June 30, 2002. Even small cap stocks (as measured by the Russell 2000 Index, which outperformed other benchmarks for much of the past two years) were down 9% in the second quarter, bringing their mid-year loss to 5%.

The U.S. fixed income markets, after mixed performance in the first three months of the period, recovered nicely in the final three months. Moderation in economic growth had much to do with this improvement in performance, since a slowdown in the pace of gross domestic product (GDP) growth suggests the Federal Reserve Board may remain on the sidelines longer than originally anticipated. Uncertainty related to geopolitical risks also contributed to the gains in Treasuries, which still maintain their role as a leading safe haven for domestic and international investors.

Looking ahead for the markets, we strongly encourage investors to focus on the improving fundamentals of the U.S. economy. We continue to project GDP growth in the range of 3% in 2002, with inflation tracking below 2%. Unemployment, as a lagging indicator, will likely get worse before it gets better. The silver lining here is that the Fed should stay on the sidelines until the trend in employment turns positive. Additionally, the growth trends for services and productivity remain positive, suggesting better profits ahead.

We continue to forecast operating earnings growth in the range of 8% to 10% for companies in the S&P 500 during 2002. Profits have often risen more than 20% in the first year of past recoveries, yet due to the lack of capital spending increases, we expect moderate earnings growth this year compared to past periods. We believe equity market gains may begin to reflect profit growth. However, given the low levels of investor confidence, we see very little room for P/E multiple expansion. A positive development on the geopolitical front, though, could add considerable momentum to the markets, providing investors relief from oversold conditions and a path to higher valuation.

Looking at bonds, we believe the pace of economic growth will enable the Fed to only slightly tighten policy late in the year. The prospects for slightly higher rates and the elongation of the recovery may enable fixed income instruments to continue recent contributions to diversified portfolios. Quality high yield bonds and investment-grade corporates also offer potential for gains as the environment improves and spreads narrow.

Diversification remains important

An environment like the past six months offers many reasons for building and maintaining a diversified portfolio rather than trying to make investment decisions based on anticipated market movements. It is important that you consult with your financial advisor to develop a strategy that will support your long-term objectives.

Please visit our newly enhanced Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investments

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

EVERGREEN
VA Fund
Fund at a Glance as of June 30, 2002

“We believe, however, that the economy is actually stronger than the stock market currently reflects, as there are signs that the economy has started to improve.”

PORTFOLIO MANAGEMENT TEAM

Large Cap Core Growth Team and Value Equity Team

Lead Managers: Maureen E. Cullinane, CFA & Timothy E. O’Grady

PERFORMANCE & RETURNS1

Portfolio Inception Date:	3/1/1996

6-month return	-13.63%

Average Annual Returns

1 year	-18.66%

5 year	-0.97%

Since Portfolio Inception	4.08%

6-month income dividends per share	$0.06

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA Fund,1 versus a similar investment in the Standard & Poor’s 500 Index (S&P 500), the Russell 1000 Index (Russell 1000) and the Consumer Price Index (CPI).

The S&P 500 and the Russell 1000 are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gain distributions.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

All data is as of June 30, 2002, and subject to change.

EVERGREEN
VA Fund
Portfolio Manager Interview

How did the fund perform?

The fund had a total return of -13.63% for the six-month period ended June 30, 2002, closely tracking its benchmark and competitive peer group. During the same period, the Russell 1000 Index (Russell 1000) returned -12.82% and the Standard & Poor’s 500 Index (S&P 500) returned -13.16%. The fund’s equity benchmark was changed from the S&P 500 to the Russell 1000 to more closely reflect its multi-cap composition. The median return among variable annuity portfolios in the large cap core category was -13.98%, according to Lipper Inc., an independent monitor of mutual fund performance.

The fund is a “core” fund, emphasizing both growth and value-oriented securities, but is divided evenly into a growth component and a value component in order to take advantage of the expertise of two of our top management teams.

PORTFOLIO CHARACTERISTICS
(as of 6/30/2002)

Total Net Assets	$40,217,459

Number of Holdings	133

P/E Ratio	22.4x

What was the investment environment like during the period?

The last six months were a difficult investment environment for a number of reasons. Technology and telecommunication services have been a drag on the markets, but they were not the only areas of concern. We witnessed an almost unprecedented deterioration in investor confidence as a result of corporate governance issues and accounting practices, as well as fear of the potential of future terrorism and geopolitical events. Uncertainty on several fronts presented an unacceptable margin of error for investors and money has moved to the sidelines as a result.

We believe, however, that the economy is actually stronger than the stock market currently reflects, as there are signs that the economy has started to improve. Consumer spending remained vibrant, given healthy employment levels, low interest rates and moderate inflation. The strength in the housing market has surpassed expectations, as low mortgage rates have enhanced the affordability of housing. We believe the consumer warrants watching, however, since consumer installment debt is at a record high as a percentage of disposable income. Industrial manufacturing picked up modestly with the improvement in new orders and business spending.

What strategies did you pursue in the growth portion of the portfolio?

Although we continued to focus on the familiar investment themes of the past--healthcare and technology --we broadened the portfolio this year to help performance in a challenging environment. The portfolio is now more evenly distributed among four large investment themes: healthcare, technology, consumer cyclicals and industrial cyclicals.

Consumer cyclicals performed well during the past six months. Electronic Arts, the leading developer of interactive entertainment software for home video game systems, and Sony Corporation contributed to performance, as did 3M Company, well known for its Scotch tape and Post-it notes. Housing-related stocks, such as Lowe’s and Bed, Bath & Beyond advanced, as consumers focused on their quality of life and enhanced their time at home with family and friends.

Industrial cyclicals gained favor with investors in anticipation of an economic recovery. We increased the allocation of assets to industrial cyclicals and commodities by purchasing stocks such as Illinois Tool Works, PPG Industries and Rohm & Haas.

We reduced our exposure to the healthcare sector during the period. Without a compelling reason for investment, such as a promising new drug approval, the major pharmaceutical stocks appeared expensive and vulnerable to disappointment. A relatively small allocation to the financial sector proved disappointing, as the stocks declined on investor fears about the level of debt at a number of major corporations and the potential for loan defaults.

EVERGREEN
VA Fund
Portfolio Manager Interview

TOP 5 SECTORS
(as a percentage of 6/30/2002 net assets)

Financials	18.9%

Consumer Discretionary	14.1%

Health Care	13.8%

Industrials	13.1%

Consumer Staples	9.7%

What strategies did you pursue in the value portion of the portfolio?

During the period, we made adjustments and undertook initiatives in an effort to improve performance. First, we established a more objective sell discipline and determined that a slight increase in portfolio turnover might help reduce risk. We plan to employ a more opportunistic strategy going forward to broaden the portfolio by increasing the number of securities we own. We have been reducing outsized positions in the portfolio and minimizing industry concentrations. While we will maintain our rigorous fundamental methodology, approach and discipline, we believe the modifications to the portfolio will improve our process.

Some of the names we added to the portfolio in order to achieve this broadening include Scana, an electrical service and oil and gas exploration company with no exposure to the troubled merchant energy industry, and FPL Group, a public utility holding company that we believe has good potential for increased growth. We also purchased First Data Corp., a leading processor of financial transactions, as a relatively defensive way to invest in the technology sector. Tech Data Corporation, the second largest distributor of information technology products, was another company that provided a cautious way to invest in that sector. We also added ConAgra Foods, one of the largest food service suppliers in the country, to potentially capitalize on the rising trend in food service.

Underperformance in the portfolio was almost exclusively concentrated in the consumer discretionary sector, and was a result of three cable holdings, Adelphia Communications, Cablevision and AOL Time Warner. In the case of Adelphia and Cablevision, highly leveraged debt structures are the primary factor for the underperformance. Adelphia no longer remains in the portfolio. In the case of AOL, analysts continued to revise forecasts down for the company’s growth prospects. We also sold several companies in the energy merchant sector, which is currently under investigation by the Federal Energy Regulatory Commission.

TOP 10 HOLDINGS
(as a percentage of 6/30/2002 net assets)

3M Co.	2.9%

Exxon Mobil Corp.	2.9%

Citigroup, Inc.	2.8%

Microsoft Corp.	2.5%

American International Group, Inc.	2.3%

Lowe’s Companies, Inc.	2.0%

PepsiCo, Inc.	1.9%

Bank of America Corp.	1.9%

Anheuser-Busch Companies, Inc.	1.9%

Bristol-Myers Squibb Co.	1.8%

What is your outlook for the remainder of the year?

We believe the market remains oversold on a short-term basis and will need to see significant earnings improvement to sustain itself for the long term. Second quarter earnings will likely show a modest increase from levels reported during the second quarter of 2001. That first positive year-over-year comparison, coupled with more positive guidance by corporate management, could be the spark that will start a market rally. We believe it will be very late in the year or early in 2003 before we see any interest rate increases from the Fed. In the growth portfolio we will continue to invest in stable growth companies, with strong franchises, good management and an ability to sustain or increase earnings growth. In the value portfolio we will seek out value wherever it exists across the capitalization spectrum, while maintaining our large cap value profile on an aggregate portfolio basis. In the fixed income portion of the portfolio, we plan to maintain our neutral duration posture and to look to both corporate and mortgage securities in order to potentially add to the fund’s returns over the next six months.

EVERGREEN
VA Fund
Portfolio Manager Interview

	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31,
		2001	2000	1999[1]	1998[1]	1997[1]

Net asset value, beginning of period	$ 12.29	$ 14.96	$ 17.31	$ 15.31	$ 14.89	$ 11.41

Income from investment operations

Net investment income	0.02	0.06	0.03	0.09	0.07	0.06

Net realized and unrealized gains or losses on securities	(1.69)	(2.73)	(2.06)	3.36	0.86	4.15

Total from investment operations	(1.67)	(2.67)	(2.03)	3.45	0.93	4.21

Distributions to shareholders from

Net investment income	(0.06)	0	(0.03)	(0.11)	0	(0.05)

Net realized gains	0	0	(0.29)	(1.34)	(0.51)	(0.68)

Total distributions	(0.06)	0	(0.32)	(1.45)	(0.51)	(0.73)

Net asset value, end of period	$ 10.56	$ 12.29	$ 14.96	$ 17.31	$ 15.31	$ 14.89

Total return[2]	(13.63%)	(17.85%)	(11.99%)	23.03%	6.44%	37.16%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 40,217	$ 47,016	$ 65,556	$ 69,774	$ 45,820	$ 21,600

Ratios to average net assets

Expenses[3]	0.98%[4]	0.95%	1.03%	1.02%	1.01%	1.01%

Net investment income	0.38%[4]	0.45%	0.18%	0.57%	0.49%	0.42%

Portfolio turnover rate	72%	171%	127%	111%	16%	32%

1. Net investment income is based on average shares outstanding during the period.

2. Total return does not reflect charges attributable to your insurance company’s separate account.

3. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

4. Annualized

See Notes to Financial Statements.

EVERGREEN
VA Fund
Schedule of Investments
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - 97.5%
CONSUMER DISCRETIONARY - 14.1%
Automobiles - 1.1%
Harley-Davidson, Inc.	8,778	$ 450,048
Distributors - 0.2%
Tech Data Corp. *	1,765	66,805
Hotels, Restaurants & Leisure - 1.5%
McDonald’s Corp.	11,618	330,532
Starbucks Corp. *	10,000	248,500
Starwood Hotels & Resorts	537	17,662
596,694
Household Durables - 1.8%
Black & Decker Corp.	10,965	528,513
Centex Corp.	784	45,307
Sony Corp.	3,000	159,300
733,120
Media - 3.4%
AOL Time Warner, Inc. *	16,021	235,669
Cablevision Systems Corp., Class A *	5,595	52,929
Gannett Co., Inc.	4,100	311,190
Liberty Media Corp., Ser. A *	2,152	21,520
New York Times Co., Class A	6,878	354,217
Viacom, Inc., Class B *	9,170	406,873
1,382,398
Multi-line Retail - 2.5%
Kohl’s Corp. *	4,600	322,368
Wal-Mart Stores, Inc.	12,000	660,120
982,488
Specialty Retail - 3.6%
Bed Bath & Beyond, Inc. *	11,000	415,140
Home Depot, Inc.	7,000	257,110
Lowe’s Companies, Inc.	17,312	785,965
1,458,215
CONSUMER STAPLES - 9.7%
Beverages - 4.5%
Anheuser-Busch Companies, Inc.	15,101	755,050
Coca-Cola Co.	5,500	308,000
PepsiCo, Inc.	15,723	757,849
1,820,899
Food & Drug Retailing - 1.8%
CVS Corp.	9,000	275,400
SYSCO Corp.	16,000	435,520
710,920
Food Products - 0.1%
ConAgra, Inc.	2,031	56,157
Household Products - 1.6%
Procter & Gamble Co.	7,130	636,709

EVERGREEN
VA Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
CONSUMER STAPLES - continued
Personal Products - 0.2%
Avon Products, Inc.	485	$ 25,336
Kimberly-Clark Corp.	591	36,642
61,978
Tobacco - 1.5%
Philip Morris Companies, Inc.	13,992	611,171
ENERGY - 9.6%
Energy Equipment & Services - 2.5%
Baker Hughes, Inc.	7,000	233,030
BJ Services Co. *	1,237	41,910
ENSCO International, Inc.	924	25,188
Nabors Industries, Ltd. *	6,000	211,800
Rowan Co., Inc.	4,600	98,670
Schlumberger, Ltd.	3,800	176,700
Weatherford International, Ltd. *	5,300	228,960
1,016,258
Oil & Gas - 7.1%
Anadarko Petroleum Corp.	4,151	204,644
Apache Corp.	5,400	310,392
ChevronTexaco Corp.	5,189	459,227
Conoco, Inc.	18,934	526,365
Exxon Mobil Corp.	28,335	1,159,468
Occidental Petroleum Corp.	5,526	165,725
Phillips Petroleum Co.	517	30,441
Valero Energy Corp.	164	6,137
2,862,399
FINANCIALS - 18.9%
Banks - 7.9%
AmSouth Bancorp	9,405	210,484
Bank of America Corp.	10,734	755,244
Bank of New York Co., Inc.	644	21,735
First Tennessee National Corp.	5,726	219,306
Greenpoint Financial Corp.	2,161	106,105
Mellon Financial Corp.	6,000	188,580
PNC Financial Services Group	325	16,991
Sovereign Bancorp, Inc.	14,979	223,936
U.S. Bancorp	21,087	492,382
Washington Mutual, Inc.	9,483	351,914
Wells Fargo & Co.	11,830	592,210
3,178,887
Diversified Financials - 7.6%
American Express Co.	7,488	271,964
Capital One Financial Corp.	3,500	213,675
Citigroup, Inc.	28,578	1,107,398
Fannie Mae	3,415	251,856
Freddie Mac	5,816	355,939
J.P. Morgan Chase & Co.	8,305	281,706
MBNA Corp.	7,807	258,177
Merrill Lynch & Co., Inc.	3,736	151,308
Morgan Stanley Dean Witter & Co.	3,966	170,855
3,062,878

EVERGREEN
VA Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
FINANCIALS - continued
Insurance - 3.4%
Allstate Corp.	5,197	$ 192,185
American International Group, Inc.	13,512	921,924
CIGNA Corp.	2,418	235,562
Marsh & McLennan Co.	125	12,075
MBIA, Inc.	293	16,563
1,378,309
HEALTH CARE - 13.9%
Health Care Equipment & Supplies - 3.0%
Becton Dickinson & Co.	3,387	116,682
Biomet, Inc.	5,300	143,736
Medtronic, Inc.	9,924	425,244
Saint Jude Medical, Inc. *	4,600	339,710
Stryker Corp.	3,500	187,285
1,212,657
Health Care Providers & Services - 2.5%
Aetna, Inc.	6,000	287,820
HCA-The Healthcare Corp.	6,000	285,000
Health Net, Inc., Class A *	3,011	80,604
Laboratory Corp. *	7,000	319,550
Tenet Healthcare Corp. *	280	20,034
993,008
Pharmaceuticals - 8.4%
Abbott Laboratories	2,633	99,132
Bristol-Myers Squibb Co.	27,696	711,787
Johnson & Johnson Co.	11,561	604,178
Merck & Co., Inc.	8,203	415,400
Pfizer, Inc.	16,325	571,375
Pharmacia Corp.	17,380	650,881
Wyeth	6,084	311,501
3,364,254
INDUSTRIALS - 13.1%
Aerospace & Defense - 2.9%
Honeywell International, Inc.	509	17,932
Lockheed Martin Corp.	1,500	104,250
Northrop Grumman Corp.	5,373	671,625
United Technologies Corp.	5,385	365,641
1,159,448
Commercial Services & Supplies - 2.0%
Concord EFS, Inc. *	8,000	241,120
First Data Corp.	6,904	256,829
Waste Management, Inc.	11,200	291,760
789,709
Electrical Equipment - 0.9%
Celestica, Inc. *	4,047	91,907
Emerson Electric Co.	3,696	197,773
Thermo Electron Corp.	3,849	63,509
353,189

EVERGREEN
VA Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
INDUSTRIALS - continued
Industrial Conglomerates - 4.9%
3M Co.	9,559	$ 1,175,757
General Electric Co.	20,957	608,801
Textron, Inc.	221	10,365
Tyco International, Ltd.	14,799	199,934
1,994,857
Machinery - 2.4%
Deere & Co.	11,243	538,540
Dover Corp.	512	17,920
Illinois Tool Works, Inc.	6,200	423,460
979,920
INFORMATION TECHNOLOGY - 9.6%
Communications Equipment - 1.5%
Cisco Systems, Inc. *	27,971	390,196
Motorola, Inc.	13,408	193,343
583,539
Computers & Peripherals - 2.2%
Dell Computer Corp. *	4,100	107,174
Hewlett-Packard Co.	8,000	122,240
International Business Machines Corp.	9,334	672,048
901,462
IT Consulting & Services - 0.6%
Affiliated Computer Services, Inc., Class A *	5,500	261,140
Semiconductor Equipment & Products - 1.6%
Intel Corp.	16,481	301,108
Microchip Technology, Inc. *	1,027	28,171
Texas Instruments, Inc.	12,398	293,832
623,111
Software - 3.7%
Electronic Arts, Inc. *	2,500	165,125
Microsoft Corp. *	18,441	1,008,723
Oracle Corp. *	21,000	198,870
Veritas Software Corp. *	5,356	105,995
1,478,713
MATERIALS - 2.9%
Chemicals - 1.1%
E.I. du Pont de Nemours & Co.	344	15,273
PPG Industries, Inc.	2,500	154,750
Praxair, Inc.	4,640	264,341
434,364
Metals & Mining - 0.7%
Alcoa, Inc.	8,957	296,925
Paper & Forest Products - 1.1%
International Paper Co.	7,082	308,633
MeadWestvaco Corp.	4,201	140,986
449,619

EVERGREEN
VA Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
TELECOMMUNICATION SERVICES - 4.1%
Diversified Telecommunication Services - 4.1%
ALLTEL Corp.	7,677	$ 360,819
AT&T Corp.	11,048	118,213
Centurytel, Inc.	13,032	384,444
SBC Communications, Inc.	11,896	362,828
Verizon Communications, Inc.	10,506	421,816
1,648,120
UTILITIES - 1.6%
Electric Utilities - 1.6%
Duke Energy Corp.	5,716	177,768
FPL Group, Inc.	2,442	146,495
Public Service Enterprise Group, Inc.	3,551	153,758
Scana Corp.	4,879	150,616
628,637
Gas Utilities - 0.0%
El Paso Corp.	438	9,027
Total Common Stocks		39,228,032
UNIT INVESTMENT TRUST - 0.1%
S&P 500 Depositary Receipt	520	51,459
SHORT-TERM INVESTMENTS - 2.7%
MUTUAL FUND SHARES - 2.7%
Evergreen Institutional U.S. Government Money Market Fund (o)	1,075,007	1,075,007
Total Investments - (cost $43,086,239) - 100.3%		40,354,498
Other Assets and Liabilities - (0.3%)		(137,039)
Net Assets - 100.0%		$ 40,217,459
* Non-income producing security (o) The advisor of the fund and the advisor of the money market fund are each a subsidiary of Wachovia Corporation.

See Notes to Financial Statements.

EVERGREEN
VA Fund
Statement of Assets and Liabilities
June 30, 2002 (Unaudited)

Assets
Identified cost of securities	$ 43,086,239
Net unrealized losses on securities	(2,731,741)

Market value of securities	40,354,498
Receivable for securities sold	427,427
Dividends and interest receivable	40,115
Receivable from investment advisor	4,201

Total assets	40,826,241

Liabilities
Payable for securities purchased	571,288
Due to other related parties	331
Accrued expenses and other liabilities	37,163

Total liabilities	608,782

Net assets	$ 40,217,459

Net assets represented by
Paid-in capital	$ 56,648,077
Undistributed net investment income	77,992
Accumulated net realized losses on securities	(13,776,869)
Net unrealized losses on securities	(2,731,741)

Total net assets	$ 40,217,459

Shares outstanding	3,808,757

Net asset value per share	$ 10.56

See Notes to Financial Statements.

EVERGREEN
VA Fund
Statement of Operations
Six Months Ended June 30, 2002 (Unaudited)

Investment income
Dividends (net of foreign witholding taxes of $189)	$ 281,851
Interest	10,908

Total investment income	292,759

Expenses
Advisory fee	162,457
Administrative services fees	21,661
Transfer agent fee	149
Trustees’ fees and expenses	685
Printing and postage expenses	13,504
Custodian fee	5,144
Professional fees	6,822
Other	1,007

Total expenses	211,429
Less: Expense reductions	(1,329)

Net expenses	210,100

Net investment income	82,659

Net realized and unrealized losses on securities
Net realized losses on securities	(2,073,581)

Net change in unrealized gains or losses on securities	(4,226,356)

Net realized and unrealized losses on securities	(6,299,937)

Net decrease in net assets resulting from operations	$ (6,217,278)

See Notes to Financial Statements.

EVERGREEN
VA Fund
Statement of Changes in Net Assets

	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001

Operations
Net investment income	$ 82,659	$ 237,005
Net realized losses on securities	(2,073,581)	(8,548,463)
Net change in unrealized gains or losses on securities	(4,226,356)	(3,261,079)

Net decrease in net assets resulting from operations	(6,217,278)	(11,572,537)

Distributions to shareholders from
Net investment income	(237,021)	0

Capital share transactions
Proceeds from shares sold	275,357	896,310
Net asset value of shares issued in reinvestment of distributions	237,021	0
Net asset value of shares issued in acquisition	2,437,676	0
Payment for shares redeemed	(3,294,791)	(7,862,997)

Net decrease in net assets resulting from capital share transactions	(344,737)	(6,966,687)

Total decrease in net assets	(6,799,036)	(18,539,224)
Net assets
Beginning of period	47,016,495	65,555,719

End of period	$ 40,217,459	$ 47,016,495

Undistributed net investment income	$ 77,992	$ 232,354

Other Information:
Share increase (decrease)
Shares sold	23,492	67,020
Shares issued in reinvestment of distributions	19,396	0
Shares issued in acquisition	227,520	0
Shares redeemed	(287,143)	(624,497)

Net decrease in shares	(16,735)	(557,477)

See Notes to Financial Statements.

EVERGREEN
VA Fund
Notes to Financial Statements (Unaudited)

1. ORGANIZATION

Evergreen VA Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Investments

Listed equity securities are valued at the last sales price reported on the national securities exchange, where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B. Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

C. Federal Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

D. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”) (formerly First Union Corporation), is the investment advisor to the Fund and is paid a management fee that is calculated and paid daily. The management fee is computed by applying percentage rates, starting at 0.75% and declining to 0.70% per annum as net assets increase, to the average daily net assets of the Fund.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an administrative fee of 0.10% of the Fund’s average net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund.

EVERGREEN
VA Fund
Notes to Financial Statements (Unaudited) (continued)

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the six months ended June 30, 2002, the Fund paid brokerage commissions of $21,216 to First Union Securities, Inc. and $50 to Wachovia Securities, Inc.

4. ACQUISITION

Effective on the close of business on June 14, 2002, the Fund acquired substantially all the assets and assumed certain liabilities of Wachovia Equity Fund II in an exchange of shares. The net assets were acquired through a tax-free exchange for the shares of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $364,013. The aggregate net assets of the Fund and Wachovia Equity Fund II immediately prior to the acquisition were $38,922,391and $2,437,676, respectively. The aggregate net assets of the Fund immediately after the acquisition were $41,360,067.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $30,668,077 and $31,686,023, respectively, for the six months ended June 30, 2002.

On June 30, 2002, the aggregate cost of securities for federal income tax purposes was $43,086,239. The gross unrealized appreciation and depreciation on securities based on tax cost was $1,836,455 and $4,568,196, respectively, with a net unrealized depreciation of $2,731,741.

As of December 31, 2001, the Fund had capital loss carryovers for federal income tax purposes of $2,773,676 and $8,647,629, expiring in 2008 and 2009, respectively.

For income tax purposes, capital losses incurred after October 31 within a fund’s fiscal year are deemed to arise on the first business day of the Fund’s following fiscal year. As of December 31, 2001, the Fund incurred and elected to defer post October losses of $5,028.

6. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian, a portion of the fund expenses have been reduced. The amount of expense reductions received by the Fund was $1,329 and the impact of the total expense reductions on the Fund’s annualized expense ratio represented as a percentage of its average net assets was 0.01%.

7. DEFERRED TRUSTEES’ FEES

Each independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

8. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $725 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Securities, Inc. was paid a one-time arrangement fee of $150,000, which was charged to the funds and also allocated pro rata.

During the six months ended June 30, 2002, the Fund had no borrowings under this agreement.

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Board of Trustees

Name, address and date of birth	Position with trust	Begining year of term of office*	Principal occupations for last five years	Number of portfolios overseen in Evergreen Funds complex	Other directorships held outside of Evergreen funds complex

Charles A. Austin III 200 Berkeley Street Boston, MA 02116 DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

K. Dun Gifford 200 Berkeley Street Boston, MA 02116 DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Leroy Keith, Jr. 200 Berkeley Street Boston, MA 02116 DOB: 2/14/1939	Trustee	1983	Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund

Gerald M. McDonnell 200 Berkeley Street Boston, MA 02116 DOB: 7/14/1939	Trustee	1988	Sales Manager, SMI-STEEL — South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Thomas L. McVerry 200 Berkeley Street Boston, MA 02116 DOB: 8/2/1938	Trustee	1993	Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

William Walt Pettit 200 Berkeley Street Boston, MA 02116 DOB: 8/26/1955	Trustee	1984	Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

David M. Richardson 200 Berkeley Street Boston, MA 02116 DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Russell A. Salton, III MD 200 Berkeley Street Boston, MA 02116 DOB: 6/2/1947	Trustee	1984	Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Michael S. Scofield 200 Berkeley Street Boston, MA 02116 DOB: 2/20/1943	Trustee	1984	Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Richard J. Shima 200 Berkeley Street Boston, MA 02116 DOB: 8/11/1939	Trustee	1993	Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Richard K. Wagoner, CFA** 200 Berkeley Street Boston, MA 02116 DOB: 12/12/1937	Trustee	1999	Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

* Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office.

** Mr. Wagoner is an “interested person” of the funds because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the funds’ investment advisor.

Additional information about the funds’ Board of Trustees can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

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558956 8/2002

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Boston, MA 02116-5034